Exhibit 99.1

For Immediate Release

Contact:	Ken Bond Oracle Investor Relations 1.650.607.0349 ken.bond@oracle.com	Deborah Hellinger Oracle Corporate Communications 1.212.508.7935 deborah.hellinger@oracle.com

ORACLE REPORTS Q3 GAAP EPS UP 20% TO 49 CENTS; Q3 NON-GAAP EPS UP 15% TO 62 CENTS

Trailing Twelve Month Operating Cash Flow Up 35% to $13.5 billion

REDWOOD SHORES, Calif., Mar. 20, 2012 — Oracle Corporation (NASDAQ: ORCL) today announced fiscal 2012 Q3 GAAP total revenues were up 3% to $9.0 billion, and non-GAAP total revenues were up 3% to $9.1 billion. Both GAAP and non-GAAP new software license revenues were up 7% to $2.4 billion. Both GAAP and non-GAAP software license updates and product support revenues were up 8% to $4.1 billion. Both GAAP and non-GAAP hardware systems products revenues were down 16% to $869 million. GAAP operating income was up 11% to $3.3 billion, and GAAP operating margin was 37%. Non-GAAP operating income was up 8% to $4.2 billion, and non-GAAP operating margin was 46%. GAAP net income was up 18% to $2.5 billion, while non-GAAP net income was up 13% to $3.1 billion. GAAP earnings per share were $0.49, up 20% compared to last year while non-GAAP earnings per share were up 15% to $0.62. GAAP operating cash flow on a trailing twelve-month basis was $13.5 billion.

“Oracle is on track to deliver the highest operating margins in our history this year,” said Oracle President and CFO, Safra Catz. “Oracle can achieve these record margins as an integrated hardware and software company because we are focusing on high margin systems where hardware and software are engineered to work together.”

“Hardware revenue for our engineered systems grew 139% this quarter and going into Q4, we have a record pipeline,” said Oracle President, Mark Hurd. “In applications, Fusion in the Cloud is winning with great success against niche HCM cloud vendors in the US and worldwide. Our modular, integrated platform of 100 apps available in the cloud or on-premise is a key differentiator.”

“This past quarter Oracle delivered the hardware and software for our new extreme-performance Exalytics In-Memory Machine,” said Oracle CEO, Larry Ellison. “At the core of Exalytics is our new in-memory database technology capable of instantaneous big data analysis; questions are answered at the speed of thought. And unlike SAP’s Hana in-memory appliance, Exalytics runs your existing applications. Simply plug-in Exalytics and your existing Oracle Business Intelligence applications and Hyperion Enterprise Performance Management applications run much, much faster.”

The Board of Directors also declared a quarterly cash dividend of $0.06 per share of outstanding common stock. This dividend will be paid to stockholders of record as of the close of business on April 11, 2012, with a payment date of May 2, 2012.

Q3 Earnings Conference Call and Webcast

Oracle will hold a conference call and webcast today to discuss these results at 2:00 p.m. Pacific. You may listen to the call by dialing (719) 325-2433, Passcode: 110382. To access the live webcast of this event, please visit the Oracle Investor Relations website at http://www.oracle.com/investor. A replay of the conference call will also be available by dialing (719) 457-0820 or (888) 203-1112, Passcode: 6577274.

About Oracle

Oracle engineers hardware and software to work together in the cloud and in your data center. For more information about Oracle (NASDAQ: ORCL), visit www.oracle.com or contact Investor Relations at investor_us@oracle.com or (650) 506-4073.

# # #

Trademarks

Oracle and Java are registered trademarks of Oracle and/or its affiliates. Other names may be trademarks of their respective owners.

“Safe Harbor” Statement: Statements in this press release relating to Oracle’s future plans, expectations, beliefs, intentions and prospects, including statements regarding operating margin growth and the fourth quarter pipeline for engineered systems, are “forward-looking statements” and are subject to material risks and uncertainties. Many factors could affect our current expectations and our actual results, and could cause actual results to differ materially. We presently consider the following to be among the important factors that could cause actual results to differ materially from expectations: (1) Economic, political and market conditions, including the recent recession and current European debt crisis, can adversely affect our business, results of operations and financial condition, including our revenue growth and profitability, which in turn could adversely affect our stock price. (2) We may fail to achieve our financial forecasts due to such factors as delays or size reductions in transactions, fewer large transactions in a particular quarter, unanticipated fluctuations in currency exchange rates, delays in delivery of new products or releases or a decline in our renewal rates for software license updates and product support. (3) Our hardware systems business may not be successful, and we may fail to achieve our financial forecasts with respect to this business. (4) We have an active acquisition program and our acquisitions may not be successful, may involve unanticipated costs or other integration issues or may disrupt our existing operations. (5) Our international sales and operations subject us to additional risks that can adversely affect our operating results, including risks relating to foreign currency gains and losses and risks relating to compliance with international and U.S. laws that apply to our international operations. (6) Intense competitive forces demand rapid technological advances and frequent new product introductions and could require us to reduce prices or cause us to lose customers. (7) If we are unable to develop new or sufficiently differentiated products and services, or to enhance and improve our products and support services in a timely manner or to position and/or price our products and services to meet market demand, customers may not buy new software licenses or hardware systems products or purchase or renew support contracts. A detailed discussion of these factors and other risks that affect our business is contained in our SEC filings, including our most recent reports on Form 10-K and Form 10-Q, particularly under the heading “Risk Factors.” Copies of these filings are available online from the SEC or by contacting Oracle Corporation’s Investor Relations Department at (650) 506-4073 or by clicking on SEC Filings on Oracle’s Investor Relations website at http://www.oracle.com/investor. All information set forth in this press release is current as of March 20, 2012. Oracle undertakes no duty to update any statement in light of new information or future events.

ORACLE CORPORATION

Q3 FISCAL 2012 FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

($ in millions, except per share data)

	Three Months Ended						% Increase		% Increase (Decrease)
	February 29, 2012	% of Revenues		February 28, 2011	% of Revenues		(Decrease) in US $		in Constant Currency (1)
REVENUES
New software licenses	$2,374	26%		$2,214	25%		7%		8%
Software license updates and product support	4,051	45%		3,740	43%		8%		9%

Software Revenues	6,425	71%		5,954	68%		8%		9%

Hardware systems products	869	10%		1,035	12%		(16%	)	(16%	)
Hardware systems support	604	6%		629	7%		(4%	)	(3%	)

Hardware Systems Revenues	1,473	16%		1,664	19%		(11%	)	(11%	)

Services	1,141	13%		1,146	13%		0%		1%

Total Revenues	9,039	100%		8,764	100%		3%		4%

OPERATING EXPENSES
Sales and marketing	1,700	19%		1,618	19%		5%		6%
Software license updates and product support	305	3%		299	3%		2%		3%
Hardware systems products	424	5%		465	6%		(9%	)	(8%	)
Hardware systems support	257	3%		294	3%		(13%	)	(12%	)
Services	922	10%		954	11%		(3%	)	(2%	)
Research and development	1,145	13%		1,127	13%		2%		3%
General and administrative	261	3%		286	3%		(9%	)	(8%	)
Amortization of intangible assets	606	7%		612	7%		(1%	)	(1%	)
Acquisition related and other	38	0%		30	0%		28%		27%
Restructuring	64	0%		92	1%		(31%	)	(31%	)

Total Operating Expenses	5,722	63%		5,777	66%		(1%	)	0%

OPERATING INCOME	3,317	37%		2,987	34%		11%		11%
Interest expense	(190)	(2%	)	(204)	(2%	)	(7%	)	(7%	)
Non-operating income, net	21	0%		16	0%		33%		31%

INCOME BEFORE PROVISION FOR INCOME TAXES	3,148	35%		2,799	32%		12%		13%

Provision for income taxes	650	7%		683	8%		(5%	)	(4%	)

NET INCOME	$2,498	28%		$2,116	24%		18%		19%

EARNINGS PER SHARE:
Basic	$0.50			$0.42
Diluted	$0.49			$0.41
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	5,007			5,057
Diluted	5,080			5,149
(1)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2011, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods. Movements in international currencies relative to the United States dollar during the three months ended February 29, 2012 compared with the corresponding prior year period decreased our revenues by 1 percentage point, operating expenses by 1 percentage point and had no impact on our operating income.

ORACLE CORPORATION

Q3 FISCAL 2012 FINANCIAL RESULTS

RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (1)

($ in millions, except per share data)

	Three Months Ended						% Increase (Decrease) in US $				% Increase (Decrease) in Constant Currency (2)
	February 29, 2012 GAAP	Adj.	February 29, 2012 Non-GAAP	February 28, 2011 GAAP	Adj.	February 28, 2011 Non-GAAP	GAAP		Non-GAAP		GAAP		Non-GAAP
TOTAL REVENUES (3) (4)	$9,039	$23	$9,062	$8,764	$43	$8,807	3%		3%		4%		4%
TOTAL SOFTWARE REVENUES (3)	$6,425	$17	$6,442	$5,954	$16	$5,970	8%		8%		9%		9%
New software licenses	2,374	—	2,374	2,214	—	2,214	7%		7%		8%		8%
Software license updates and product support (3)	4,051	17	4,068	3,740	16	3,756	8%		8%		9%		9%

TOTAL HARDWARE SYSTEMS REVENUES (4)	$1,473	$6	$1,479	$1,664	$27	$1,691	(11%	)	(12%	)	(11%	)	(12%	)
Hardware systems products	869	—	869	1,035	—	1,035	(16%	)	(16%	)	(16%	)	(16%	)
Hardware systems support (4)	604	6	610	629	27	656	(4%	)	(7%	)	(3%	)	(6%	)
TOTAL OPERATING EXPENSES	$5,722	$(865)	$4,857	$5,777	$(862)	$4,915	(1%	)	(1%	)	0%		0%
Stock-based compensation (5)	157	(157)	—	128	(128)	—	23%		*		23%		*
Amortization of intangible assets (6)	606	(606)	—	612	(612)	—	(1%	)	*		(1%	)	*
Acquisition related and other	38	(38)	—	30	(30)	—	28%		*		27%		*
Restructuring	64	(64)	—	92	(92)	—	(31%	)	*		(31%	)	*
OPERATING INCOME	$3,317	$888	$4,205	$2,987	$905	$3,892	11%		8%		11%		8%

OPERATING MARGIN %	37%		46%	34%		44%	261 bp.		221 bp.		253 bp.		205 bp.

INCOME TAX EFFECTS (7)	$650	$258	$908	$683	$258	$941	(5%	)	(4%	)	(4%	)	(3%	)

NET INCOME	$2,498	$630	$3,128	$2,116	$647	$2,763	18%		13%		19%		14%

DILUTED EARNINGS PER SHARE	$0.49		$0.62	$0.41		$0.54	20%		15%		20%		15%

DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	5,080	—	5,080	5,149	—	5,149	(1%	)	(1%	)	(1%	)	(1%	)
(1)	This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations on the usefulness of these measures, please see Appendix A.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2011, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods.

(3)	As of February 29, 2012, approximately $20 million, $25 million and $2 million in estimated revenues primarily related to assumed software support contracts will not be recognized for the remainder of fiscal 2012, fiscal 2013 and fiscal 2014, respectively, due to business combination accounting rules.

(4)	As of February 29, 2012, approximately $4 million and $11 million in estimated revenues primarily related to hardware systems support contracts will not be recognized for the remainder of fiscal 2012 and fiscal 2013, respectively, due to business combination accounting rules.

(5)	Stock-based compensation was included in the following GAAP operating expense categories:

	Three Months Ended February 29, 2012			Three Months Ended February 28, 2011
	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP

Sales and marketing	$30	$(30)	$—	$22	$(22)	$—
Software license updates and product support	5	(5)	—	4	(4)	—
Hardware systems products	—	—	—	1	(1)	—
Hardware systems support	1	(1)	—	1	(1)	—
Services	6	(6)	—	5	(5)	—
Research and development	74	(74)	—	58	(58)	—
General and administrative	41	(41)	—	37	(37)	—

Subtotal	157	(157)	—	128	(128)	—

Acquisition related and other	18	(18)	—	1	(1)	—

Total stock-based compensation	$175	$(175)	$—	$129	$(129)	$—

(6)	Estimated future annual amortization expense related to intangible assets as of February 29, 2012 was as follows:

Remainder of Fiscal 2012	$614
Fiscal 2013	2,163
Fiscal 2014	1,787
Fiscal 2015	1,345
Fiscal 2016	843
Fiscal 2017	286
Thereafter	406

Total intangible assets subject to amortization	7,444
In-process research and development	11

Total intangible assets, net	$7,455

(7)	Income tax effects were calculated reflecting an effective GAAP tax rate of 20.7% and 24.4% in the third quarter of fiscal 2012 and 2011, respectively, and an effective non-GAAP tax rate of 22.5% and 25.4% in the third quarter of fiscal 2012 and 2011, respectively. The difference between our GAAP and non-GAAP tax rates in the third quarter of fiscal 2012 was primarily due to income tax effects related to acquired tax exposures, the differences in jurisdictional tax rates and related tax benefits attributable to our restructuring expenses, and the disproportionate rate impact of discrete items for the quarter. The difference between our GAAP and non-GAAP tax rates in the third quarter of fiscal 2011 was primarily due to income tax effects related to acquired tax exposures and the disproportionate tax rate impact of the retroactive extension of U.S. research and development tax credits.

*	Not meaningful

ORACLE CORPORATION

Q3 FISCAL 2012 YEAR TO DATE FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

($ in millions, except per share data)

	Nine Months Ended						% Increase		% Increase (Decrease)

	February 29, 2012	% of Revenues		February 28, 2011	% of Revenues		(Decrease) in US $		in Constant Currency (1)
REVENUES
New software licenses	$5,921	23%		$5,498	22%		8%		7%
Software license updates and product support	12,058	46%		10,835	44%		11%		9%

Software Revenues	17,979	69%		16,333	66%		10%		9%

Hardware systems products	2,851	11%		3,225	13%		(12%	)	(14%	)
Hardware systems support	1,874	7%		1,890	8%		(1%	)	(3%	)

Hardware Systems Revenues	4,725	18%		5,115	21%		(8%	)	(10%	)

Services	3,501	13%		3,399	13%		3%		2%

Total Revenues	26,205	100%		24,847	100%		5%		4%

OPERATING EXPENSES
Sales and marketing	5,027	19%		4,482	18%		12%		10%
Software license updates and product support	899	3%		914	4%		(2%	)	(2%	)
Hardware systems products	1,367	5%		1,547	6%		(12%	)	(12%	)
Hardware systems support	798	3%		950	4%		(16%	)	(18%	)
Services	2,788	11%		2,818	11%		(1%	)	(2%	)
Research and development	3,297	13%		3,349	13%		(2%	)	(1%	)
General and administrative (2)	848	3%		714	3%		19%		18%
Amortization of intangible assets	1,790	7%		1,829	7%		(2%	)	(2%	)
Acquisition related and other	63	0%		160	1%		(61%	)	(63%	)
Restructuring	217	1%		410	2%		(47%	)	(48%	)

Total Operating Expenses	17,094	65%		17,173	69%		0%		(1%	)

OPERATING INCOME	9,111	35%		7,674	31%		19%		15%
Interest expense	(574)	(2%	)	(613)	(2%	)	(7%	)	(7%	)
Non-operating income, net	42	0%		180	0%		(77%	)	(73%	)

INCOME BEFORE PROVISION FOR INCOME TAXES	8,579	33%		7,241	29%		18%		15%

Provision for income taxes	2,050	8%		1,903	8%		8%		4%

NET INCOME	$6,529	25%		$5,338	21%		22%		19%

EARNINGS PER SHARE:
Basic	$1.30			$1.06
Diluted	$1.28			$1.04
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	5,037			5,042
Diluted	5,118			5,117
(1)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2011, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods. Movements in international currencies relative to the United States dollar during the nine months ended February 29, 2012 compared with the corresponding prior year period increased our revenues by 1 percentage point, operating expenses by 1 percentage point and operating income by 4 percentage points.

(2)	General and administrative expenses for the nine months ended February 28, 2011 included a benefit of $120 million related to the recovery of legal costs.

ORACLE CORPORATION

Q3 FISCAL 2012 YEAR TO DATE FINANCIAL RESULTS

RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (1)

($ in millions, except per share data)

	Nine Months Ended						% Increase (Decrease) in US $				% Increase (Decrease) in Constant Currency (2)
	February 29, 2012 GAAP	Adj.	February 29, 2012 Non-GAAP	February 28, 2011 GAAP	Adj.	February 28, 2011 Non-GAAP	GAAP		Non-GAAP		GAAP		Non-GAAP
TOTAL REVENUES (3) (4)	$26,205	$66	$26,271	$24,847	$197	$25,044	5%		5%		4%		3%
TOTAL SOFTWARE REVENUES (3)	$17,979	$40	$18,019	$16,333	$64	$16,397	10%		10%		9%		8%
New software licenses	5,921	—	5,921	5,498	—	5,498	8%		8%		7%		7%
Software license updates and product support (3)	12,058	40	12,098	10,835	64	10,899	11%		11%		9%		9%

TOTAL HARDWARE SYSTEMS REVENUES (4)	$4,725	$26	$4,751	$5,115	$133	$5,248	(8%	)	(9%	)	(10%	)	(12%	)
Hardware systems products	2,851	—	2,851	3,225	—	3,225	(12%	)	(12%	)	(14%	)	(14%	)
Hardware systems support (4)	1,874	26	1,900	1,890	133	2,023	(1%	)	(6%	)	(3%	)	(8%	)
TOTAL OPERATING EXPENSES	$17,094	$(2,523)	$14,571	$17,173	$(2,774)	$14,399	0%		1%		(1%	)	0%
Stock-based compensation (5)	453	(453)	—	375	(375)	—	21%		*		21%		*
Amortization of intangible assets (6)	1,790	(1,790)	—	1,829	(1,829)	—	(2%	)	*		(2%	)	*
Acquisition related and other	63	(63)	—	160	(160)	—	(61%	)	*		(63%	)	*
Restructuring	217	(217)	—	410	(410)	—	(47%	)	*		(48%	)	*
OPERATING INCOME	$9,111	$2,589	$11,700	$7,674	$2,971	$10,645	19%		10%		15%		7%

OPERATING MARGIN %	35%		45%	31%		43%	388 bp.		203 bp.		344 bp.		172 bp.

INCOME TAX EFFECTS (7)	$2,050	$740	$2,790	$1,903	$785	$2,688	8%		4%		4%		1%

NET INCOME	$6,529	$1,849	$8,378	$5,338	$2,186	$7,524	22%		11%		19%		9%

DILUTED EARNINGS PER SHARE	$1.28		$1.64	$1.04		$1.47	22%		11%		19%		9%

DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	5,118	—	5,118	5,117	—	5,117	0%		0%		0%		0%
(1)	This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations on the usefulness of these measures, please see Appendix A.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2011, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods.

(3)	As of February 29, 2012, approximately $20 million, $25 million and $2 million in estimated revenues primarily related to assumed software support contracts will not be recognized for the remainder of fiscal 2012, fiscal 2013 and fiscal 2014, respectively, due to business combination accounting rules.

(4)	As of February 29, 2012, approximately $4 million and $11 million in estimated revenues primarily related to hardware systems support contracts will not be recognized for the remainder of fiscal 2012 and fiscal 2013, respectively, due to business combination accounting rules.

(5)	Stock-based compensation was included in the following GAAP operating expense categories:

	Nine Months Ended			Nine Months Ended
	February 29, 2012			February 28, 2011
	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP
Sales and marketing	$86	$(86)	$—	$64	$(64)	$—
Software license updates and product support	13	(13)	—	11	(11)	—
Hardware systems products	1	(1)	—	2	(2)	—
Hardware systems support	4	(4)	—	4	(4)	—
Services	16	(16)	—	13	(13)	—
Research and development	213	(213)	—	171	(171)	—
General and administrative	120	(120)	—	110	(110)	—

Subtotal	453	(453)	—	375	(375)	—

Acquisition related and other	21	(21)	—	8	(8)	—

Total stock-based compensation	$474	$(474)	$—	$383	$(383)	$—

(6)	Estimated future annual amortization expense related to intangible assets as of February 29, 2012 was as follows:

Remainder of Fiscal 2012	$614
Fiscal 2013	2,163
Fiscal 2014	1,787
Fiscal 2015	1,345
Fiscal 2016	843
Fiscal 2017	286
Thereafter	406

Total intangible assets subject to amortization	7,444
In-process research and development	11

Total intangible assets, net	$7,455

(7)	Income tax effects were calculated reflecting an effective GAAP tax rate of 23.9% and 26.3% in the first nine months of fiscal 2012 and 2011, respectively, and an effective non-GAAP tax rate of 25.0% and 26.3% in the first nine months of fiscal 2012 and 2011, respectively. The differences between our GAAP and non-GAAP tax rates in the first nine months of fiscal 2012 were primarily due to income tax effects related to acquired tax exposures, the differences in jurisdictional tax rates and related tax benefits attributable to our restructuring expenses, and the disproportionate rate impact of discrete items for the first nine months of fiscal 2012.

*	Not meaningful

ORACLE CORPORATION

Q3 FISCAL 2012 FINANCIAL RESULTS

CONDENSED CONSOLIDATED BALANCE SHEETS

($ in millions)

	February 29, 2012	May 31, 2011
ASSETS
Current Assets:
Cash and cash equivalents	$13,781	$16,163
Marketable securities	15,961	12,685
Trade receivables, net	4,656	6,628
Inventories	172	303
Deferred tax assets	1,290	1,189
Prepaid expenses and other current assets	1,678	2,206

Total Current Assets	37,538	39,174

Non-Current Assets:
Property, plant and equipment, net	2,936	2,857
Intangible assets, net	7,455	7,860
Goodwill	23,819	21,553
Deferred tax assets	977	1,076
Other assets	1,636	1,015

Total Non-Current Assets	36,823	34,361

TOTAL ASSETS	$74,361	$73,535

LIABILITIES AND EQUITY
Current Liabilities:
Notes payable, current and other current borrowings	$—	$1,150
Accounts payable	442	494
Accrued compensation and related benefits	1,665	2,320
Deferred revenues	6,285	6,802
Other current liabilities	3,240	3,426

Total Current Liabilities	11,632	14,192

Non-Current Liabilities:
Notes payable and other non-current borrowings	14,777	14,772
Income taxes payable	3,216	3,169
Other non-current liabilities	1,470	1,157

Total Non-Current Liabilities	19,463	19,098

Equity	43,266	40,245

TOTAL LIABILITIES AND EQUITY	$74,361	$73,535

ORACLE CORPORATION

Q3 FISCAL 2012 FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

($ in millions)

	Nine Months Ended
	February 29, 2012	February 28, 2011

Cash Flows From Operating Activities:
Net income	$6,529	$5,338
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	350	283
Amortization of intangible assets	1,790	1,829
Deferred income taxes	(200)	(174)
Stock-based compensation	474	383
Tax benefits on the exercise of stock options and vesting of restricted stock-based awards	123	222
Excess tax benefits on the exercise of stock options and vesting of restricted stock-based awards	(71)	(139)
Other, net	67	42
Changes in operating assets and liabilities, net of effects from acquisitions:
Decrease in trade receivables, net	2,028	1,377
Decrease (increase) in inventories	139	(9)
Decrease in prepaid expenses and other assets	87	261
Decrease in accounts payable and other liabilities	(1,353)	(821)
Increase (decrease) in income taxes payable	259	(591)
Decrease in deferred revenues	(536)	(564)

Net cash provided by operating activities	9,686	7,437

Cash Flows From Investing Activities:
Purchases of marketable securities and other investments	(29,745)	(22,861)
Proceeds from maturities and sales of marketable securities and other investments	26,472	19,159
Acquisitions, net of cash acquired	(2,833)	(1,673)
Capital expenditures	(431)	(372)
Proceeds from sale of property	—	85

Net cash used for investing activities	(6,537)	(5,662)

Cash Flows From Financing Activities:
Payments for repurchases of common stock	(3,457)	(749)
Proceeds from issuances of common stock	513	1,028
Payments of dividends to stockholders	(909)	(757)
Proceeds from borrowings, net of issuance costs	—	3,204
Repayments of borrowings	(1,405)	(3,143)
Excess tax benefits on the exercise of stock options and vesting of restricted stock-based awards	71	139
Distributions to noncontrolling interests	(163)	(65)

Net cash used for financing activities	(5,350)	(343)

Effect of exchange rate changes on cash and cash equivalents	(181)	518

Net (decrease) increase in cash and cash equivalents	(2,382)	1,950

Cash and cash equivalents at beginning of period	16,163	9,914

Cash and cash equivalents at end of period	$13,781	$11,864

ORACLE CORPORATION

Q3 FISCAL 2012 FINANCIAL RESULTS

FREE CASH FLOW—TRAILING 4-QUARTERS (1)

($ in millions)

	Fiscal 2011				Fiscal 2012
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
GAAP Operating Cash Flow	$8,760	$9,053	$9,948	$11,214	$12,818	$13,129	$13,463

Capital Expenditures (2)	(293)	(369)	(441)	(450)	(492)	(500)	(509)

Free Cash Flow	$8,467	$8,684	$9,507	$10,764	$12,326	$12,629	$12,954

% Growth over prior year	0%	3%	19%	27%	46%	45%	36%
GAAP Net Income	$6,363	$6,776	$7,701	$8,547	$9,035	$9,356	$9,738

Free Cash Flow as a % of Net Income	133%	128%	123%	126%	136%	135%	133%

(1)	To supplement our statements of cash flows presented on a GAAP basis, we use non-GAAP measures of cash flows on a trailing 4-quarter basis to analyze cash flow generated from operations. We believe free cash flow is also useful as one of the bases for comparing our performance with our competitors. The presentation of non-GAAP free cash flow is not meant to be considered in isolation or as an alternative to net income as an indicator of our performance, or as an alternative to cash flows from operating activities as a measure of liquidity.

(2)	Represents capital expenditures as reported in cash flows from investing activities on our cash flow statements presented in accordance with GAAP.

ORACLE CORPORATION

Q3 FISCAL 2012 FINANCIAL RESULTS

SUPPLEMENTAL ANALYSIS OF GAAP REVENUES AND HEADCOUNT (1)

($ in millions)

	Fiscal 2011						Fiscal 2012
	Q1	Q2	Q3	Q4		TOTAL	Q1		Q2		Q3		Q4	TOTAL

REVENUES
New software licenses	$1,286	$1,999	$2,214	$3,736		$9,235	$1,498		$2,048		$2,374			$5,921
Software license updates and product support	3,450	3,645	3,740	3,961		14,796	4,022		3,986		4,051			12,058

Software Revenues	4,736	5,644	5,954	7,697		24,031	5,520		6,034		6,425			17,979
Hardware systems products	1,079	1,112	1,035	1,157		4,382	1,029		953		869			2,851
Hardware systems support	619	641	629	673		2,562	645		625		604			1,874

Hardware Systems Revenues	1,698	1,753	1,664	1,830		6,944	1,674		1,578		1,473			4,725
Services Revenues	1,068	1,185	1,146	1,248		4,647	1,180		1,180		1,141			3,501

Total Revenues	$7,502	$8,582	$8,764	$10,775		$35,622	$8,374		$8,792		$9,039			$26,205

AS REPORTED REVENUE GROWTH RATES
New software licenses	25%	21%	29%	19%		23%	17%		2%		7%			8%
Software license updates and product support	11%	12%	13%	15%		13%	17%		9%		8%			11%
Software Revenues	14%	15%	19%	17%		17%	17%		7%		8%			10%
Hardware systems products	*	*	279%	(6%	)	191%	(5%	)	(14%	)	(16%	)		(12%	)
Hardware systems support	*	*	239%	12%		227%	4%		(2%	)	(4%	)		(1%	)
Hardware Systems Revenues	*	*	263%	0%		203%	(1%	)	(10%	)	(11%	)		(8%	)
Services Revenues	18%	24%	23%	13%		19%	10%		0%		0%			3%
Total Revenues	48%	47%	37%	13%		33%	12%		2%		3%			5%
CONSTANT CURRENCY GROWTH RATES (2)
New software licenses	25%	23%	27%	12%		19%	11%		3%		8%			7%
Software license updates and product support	12%	13%	12%	10%		12%	10%		9%		9%			9%
Software Revenues	15%	17%	17%	11%		15%	11%		7%		9%			9%
Hardware systems products	*	*	274%	(11%	)	184%	(11%	)	(14%	)	(16%	)		(14%	)
Hardware systems support	*	*	234%	6%		218%	(3%	)	(3%	)	(3%	)		(3%	)
Hardware Systems Revenues	*	*	258%	(5%	)	195%	(8%	)	(10%	)	(11%	)		(10%	)
Services Revenues	18%	25%	21%	7%		17%	5%		0%		1%			2%
Total Revenues	49%	48%	35%	7%		30%	5%		2%		4%			4%

GEOGRAPHIC REVENUES

REVENUES
Americas	$3,904	$4,452	$4,509	$5,487		$18,352	$4,226		$4,532		$4,707			$13,465
Europe, Middle East & Africa	2,381	2,738	2,815	3,564		11,497	2,704		2,756		2,787			8,247
Asia Pacific	1,217	1,392	1,440	1,724		5,773	1,444		1,504		1,545			4,493

Total Revenues	$7,502	$8,582	$8,764	$10,775		$35,622	$8,374		$8,792		$9,039			$26,205

HEADCOUNT

GEOGRAPHIC AREA
Americas	44,494	44,815	45,825	45,887			46,338		46,672		47,884
Europe, Middle East & Africa	22,886	22,690	22,705	22,394			22,210		22,725		22,852
Asia Pacific	37,856	38,225	39,340	40,148			40,840		41,901		42,908

Total Company	105,236	105,730	107,870	108,429			109,388		111,298		113,644

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2011 and 2010 for the fiscal 2012 and fiscal 2011 constant currency growth rate calculations presented, respectively, rather than the actual exchange rates in effect during the respective periods.

*	Not meaningful

ORACLE CORPORATION

Q3 FISCAL 2012 FINANCIAL RESULTS

SUPPLEMENTAL TOTAL SOFTWARE PRODUCT REVENUE ANALYSIS (1)

($ in millions)

	Fiscal 2011					Fiscal 2012
	Q1	Q2	Q3	Q4	TOTAL	Q1	Q2		Q3	Q4	TOTAL

SOFTWARE REVENUES
DATABASE & MIDDLEWARE REVENUES
New software licenses	$937	$1,420	$1,575	$2,694	$6,626	$1,070	$1,479		$1,716		$4,265
Software license updates and product support	2,316	2,443	2,523	2,663	9,945	2,710	2,707		2,776		8,191

Database and Middleware Revenues	$3,253	$3,863	$4,098	$5,357	$16,571	$3,780	$4,186		$4,492		$12,456

AS REPORTED GROWTH RATES
New software licenses	32%	21%	27%	18%	23%	14%	4%		9%		8%
Software license updates and product support	12%	15%	15%	15%	14%	17%	11%		10%		12%
Database and Middleware Revenues	17%	17%	19%	17%	18%	16%	8%		10%		11%

CONSTANT CURRENCY GROWTH RATES (2)
New software licenses	32%	23%	26%	10%	19%	8%	4%		10%		7%
Software license updates and product support	13%	16%	14%	10%	13%	12%	13%		12%		13%
Database and Middleware Revenues	18%	18%	18%	10%	15%	11%	10%		11%		11%

APPLICATIONS REVENUES
New software licenses	$349	$579	$639	$1,042	$2,609	$428	$569		$658		$1,656
Software license updates and product support	1,134	1,202	1,217	1,298	4,851	1,312	1,279		1,275		3,867

Applications Revenues	$1,483	$1,781	$1,856	$2,340	$7,460	$1,740	$1,848		$1,933		$5,523

AS REPORTED GROWTH RATES
New software licenses	10%	21%	34%	22%	23%	23%	(2%	)	3%		6%
Software license updates and product support	8%	8%	10%	16%	10%	16%	6%		5%		9%
Applications Revenues	8%	12%	17%	18%	14%	17%	4%		4%		8%

CONSTANT CURRENCY GROWTH RATES (2)
New software licenses	10%	22%	31%	16%	20%	19%	(1%	)	3%		5%
Software license updates and product support	9%	9%	9%	10%	9%	7%	2%		2%		4%
Applications Revenues	9%	13%	16%	12%	13%	10%	1%		3%		4%

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2011 and 2010 for the fiscal 2012 and fiscal 2011 constant currency growth rate calculations presented, respectively, rather than the actual exchange rates in effect during the respective periods.

ORACLE CORPORATION

Q3 FISCAL 2012 FINANCIAL RESULTS

SUPPLEMENTAL GEOGRAPHIC NEW SOFTWARE LICENSE AND HARDWARE SYSTEMS PRODUCTS REVENUES ANALYSIS (1)

($ in millions)

	Fiscal 2011								Fiscal 2012
	Q1		Q2		Q3	Q4		TOTAL	Q1		Q2		Q3		Q4	TOTAL
AMERICAS

Database & Middleware	$446		$671		$755	$1,284		$3,155	$478		$669		$808			$1,955
Applications	212		359		355	580		1,507	249		358		420			1,027

New Software License Revenues	$658		$1,030		$1,110	$1,864		$4,662	$727		$1,027		$1,228			$2,982

Hardware Systems Products Revenues	$543		$602		$506	$599		$2,248	$475		$496		$410			$1,382

AS REPORTED GROWTH RATES
Database & Middleware	44%		36%		40%	14%		28%	7%		0%		7%			4%
Applications	14%		26%		26%	20%		22%	18%		0%		18%			11%
New Software License Revenues	33%		32%		35%	16%		26%	10%		0%		11%			7%
Hardware Systems Products Revenues	*		*		287%	(3%	)	201%	(12%	)	(17%	)	(19%	)		(16%	)

CONSTANT CURRENCY GROWTH RATES (2)
Database & Middleware	43%		36%		39%	12%		27%	6%		1%		8%			5%
Applications	14%		26%		24%	18%		20%	16%		1%		19%			11%
New Software License Revenues	32%		32%		34%	14%		24%	9%		1%		11%			7%
Hardware Systems Products Revenues	*		*		285%	(4%	)	199%	(13%	)	(17%	)	(18%	)		(16%	)

EUROPE / MIDDLE EAST / AFRICA

Database & Middleware	$279		$426		$505	$925		$2,137	$322		$443		$535			$1,301
Applications	73		148		197	308		724	118		141		158			417

New Software License Revenues	$352		$574		$702	$1,233		$2,861	$440		$584		$693			$1,718

Hardware Systems Products Revenues	$338		$329		$330	$341		$1,337	$344		$272		$265			$880

AS REPORTED GROWTH RATES
Database & Middleware	25%		(1%	)	11%	23%		15%	15%		4%		6%			7%
Applications	(19%	)	23%		47%	18%		20%	63%		(4%	)	(20%	)		0%
New Software License Revenues	12%		5%		19%	22%		16%	25%		2%		(1%	)		6%
Hardware Systems Products Revenues	*		*		246%	(13%	)	176%	2%		(17%	)	(20%	)		(12%	)

CONSTANT CURRENCY GROWTH RATES (2)
Database & Middleware	32%		7%		12%	9%		12%	5%		5%		8%			6%
Applications	(16%	)	31%		46%	7%		16%	55%		(3%	)	(18%	)		0%
New Software License Revenues	18%		12%		20%	9%		13%	15%		3%		1%			5%
Hardware Systems Products Revenues	*		*		246%	(21%	)	165%	(11%	)	(17%	)	(18%	)		(15%	)

ASIA PACIFIC

Database & Middleware	$212		$323		$315	$485		$1,334	$270		$367		$373			$1,009
Applications	64		72		87	154		378	61		70		80			212

New Software License Revenues	$276		$395		$402	$639		$1,712	$331		$437		$453			$1,221

Hardware Systems Products Revenues	$198		$181		$199	$217		$797	$210		$185		$194			$589

AS REPORTED GROWTH RATES
Database & Middleware	19%		27%		28%	20%		23%	28%		14%		19%			19%
Applications	54%		(1%	)	45%	41%		33%	(4%	)	(4%	)	(8%	)		(6%	)
New Software License Revenues	26%		21%		32%	24%		25%	20%		11%		13%			14%
Hardware Systems Products Revenues	*		*		325%	(4%	)	191%	6%		2%		(3%	)		2%

CONSTANT CURRENCY GROWTH RATES (2)
Database & Middleware	13%		22%		20%	8%		15%	15%		12%		16%			14%
Applications	47%		(5%	)	34%	27%		24%	(11%	)	(6%	)	(9%	)		(9%	)
New Software License Revenues	19%		16%		23%	12%		16%	9%		8%		11%			9%
Hardware Systems Products Revenues	*		*		295%	(13%	)	173%	(5%	)	(1%	)	(6%	)		(4%	)

TOTAL COMPANY

Database & Middleware	$937		$1,420		$1,575	$2,694		$6,626	$1,070		$1,479		$1,716			$4,265
Applications	349		579		639	1,042		2,609	428		569		658			1,656

New Software License Revenues	$1,286		$1,999		$2,214	$3,736		$9,235	$1,498		$2,048		$2,374			$5,921

Hardware Systems Products Revenues	$1,079		$1,112		$1,035	$1,157		$4,382	$1,029		$953		$869			$2,851

AS REPORTED GROWTH RATES
Database & Middleware	32%		21%		27%	18%		23%	14%		4%		9%			8%
Applications	10%		21%		34%	22%		23%	23%		(2%	)	3%			6%
New Software License Revenues	25%		21%		29%	19%		23%	17%		2%		7%			8%
Hardware Systems Products Revenues	*		*		279%	(6%	)	191%	(5%	)	(14%	)	(16%	)		(12%	)

CONSTANT CURRENCY GROWTH RATES (2)
Database & Middleware	32%		23%		26%	10%		19%	8%		4%		10%			7%
Applications	10%		22%		31%	16%		20%	19%		(1%	)	3%			5%
New Software License Revenues	25%		23%		27%	12%		19%	11%		3%		8%			7%
Hardware Systems Products Revenues	*		*		274%	(11%	)	184%	(11%	)	(14%	)	(16%	)		(14%	)

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2011 and 2010 for the fiscal 2012 and fiscal 2011 constant currency growth rate calculations presented, respectively, rather than the actual exchange rates in effect during the respective periods.

*	Not meaningful

APPENDIX A

ORACLE CORPORATION

Q3 FISCAL 2012 FINANCIAL RESULTS

EXPLANATION OF NON-GAAP MEASURES

To supplement our financial results presented on a GAAP basis, we use the non-GAAP measures indicated in the tables, which exclude certain business combination accounting entries and expenses related to acquisitions, as well as other significant expenses including stock-based compensation, that we believe are helpful in understanding our past financial performance and our future results. Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business and make operating decisions. These non-GAAP measures are among the primary factors management uses in planning for and forecasting future periods. Compensation of our executives is based in part on the performance of our business based on these non-GAAP measures. Our non-GAAP financial measures reflect adjustments based on the following items, as well as the related income tax effects:

•

Software license updates and product support and hardware systems support deferred revenues: Business combination accounting rules require us to account for the fair values of software license updates and product support contracts and hardware systems support contracts assumed in connection with our acquisitions. Because these support contracts are typically one year in duration, our GAAP revenues for the one year period subsequent to our acquisition of a business do not reflect the full amount of support revenues on these assumed support contracts that would have otherwise been recorded by the acquired entity. The non-GAAP adjustment to our software license updates and product support revenues and hardware systems support revenues is intended to include, and thus reflect, the full amount of such revenues. We believe the adjustment to these support revenues is useful to investors as a measure of the ongoing performance of our business. We have historically experienced high renewal rates on our software license updates and product support contracts and our objective is to increase the renewal rates on acquired and new hardware systems support contracts; however, we cannot be certain that our customers will renew our software license updates and product support contracts or our hardware systems support contracts.

•

Stock-based compensation expenses: We have excluded the effect of stock-based compensation expenses from our non-GAAP operating expenses and net income measures. Although stock-based compensation is a key incentive offered to our employees, and we believe such compensation contributed to the revenues earned during the periods presented and also believe it will contribute to the generation of future period revenues, we continue to evaluate our business performance excluding stock-based compensation expenses. Stock-based compensation expenses will recur in future periods.

•

Amortization of intangible assets: We have excluded the effect of amortization of intangible assets from our non-GAAP operating expenses and net income measures. Amortization of intangible assets is inconsistent in amount and frequency and is significantly affected by the timing and size of our acquisitions. Investors should note that the use of intangible assets contributed to our revenues earned during the periods presented and will contribute to our future period revenues as well. Amortization of intangible assets will recur in future periods.

•

Acquisition related and other expenses; and restructuring expenses: We have excluded the effect of acquisition related and other expenses and the effect of restructuring expenses from our non-GAAP operating expenses and net income measures. We incurred significant expenses in connection with our acquisitions and also incurred certain other operating expenses or income, which we generally would not have otherwise incurred in the periods presented as a part of our continuing operations. Acquisition related and other expenses consist of personnel related costs for transitional employees, other acquired employee related costs, stock-based compensation expenses (in addition to the stock-based compensation expenses described above), integration related professional services, certain business combination adjustments including adjustments after the measurement period has ended and changes in fair value of contingent consideration payable, and certain other operating expenses, net. Substantially all of the stock-based compensation expenses included in acquisition related and other expenses resulted from unvested options assumed in acquisitions whose vesting was fully accelerated upon termination of the employees pursuant to the original terms of those options. Restructuring expenses consist of employee severance and other exit costs. We believe it is useful for investors to understand the effects of these items on our total operating expenses. Although acquisition related expenses and restructuring expenses generally diminish over time with respect to past acquisitions, we generally will incur these expenses in connection with any future acquisitions.